Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

     The undersigned executive officer of Jacksonville Bancorp, Inc., (the “Registrant”) hereby certifies that the Registrant’s Form 10-K for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Bill W. Taylor

Name: Bill W. Taylor
Title: Executive Vice President and Chief Financial Officer

Date: December 23, 2003